Scheduled Maturities for Total Time Deposits (Detail) ₨ in Millions, $ in Millions	Mar. 31, 2020 INR (₨)	Mar. 31, 2020 USD ($)	Mar. 31, 2019 INR (₨)
Due to mature in the fiscal year ending March 31:
2021	₨ 5,233,225.0	$ 69,415.4	₨ 4,570,771.1
2022	992,908.7	13,170.3
2023	251,362.6	3,334.2
2024	66,752.1	885.4
2025	49,990.3	663.1
Thereafter	32,473.1	430.7
Total	₨ 6,626,711.8	$ 87,899.1	₨ 5,317,715.9